UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of report (date of earliest event reported): May 20, 2014

FIRST INTERSTATE BANCSYSTEM, INC.

(Exact name of registrant as specified in its charter)

Montana	001-34653	81-0331430
(State or other jurisdiction of	(Commission	(IRS Employer
incorporation or organization)	File No.)	Identification No.)

401 North 31st Street, Billings, MT 59101

(Address of principal executive offices)

(406) 255-5390

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01	Regulation FD Disclosure.

On May 21, 2014, executive officers of First Interstate BancSystem, Inc., the Registrant, will give a business presentation at the Registrant’s 2014 Annual Meeting of Shareholders. For the benefit of all investors, the slides accompanying this presentation are attached as Exhibit 99.1 to this current report on Form 8-K and will be posted on the Registrant’s website, www.FIBK.com, under “News and Market Information/Presentations.”

Item 9.01	Financial Statements and Exhibits.

(d) Exhibit 99.1 – Slide Presentation for the 2014 Annual Meeting of Shareholders

SIGNATURE

Pursuant to the requirements of the Securities and Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: May 20, 2014

FIRST INTERSTATE BANCSYSTEM, INC.

By:	/s/ ED GARDING
Ed Garding President and Chief Executive Officer